June 28, 2005




                                   TOUCHSTONE
                                   INVESTMENTS

                      Touchstone Ohio Insured Tax-Free Fund
                      Touchstone Tax-Free Money Market Fund
                   Touchstone Ohio Tax-Free Money Market Fund
                Touchstone California Tax-Free Money Market Fund
                  Touchstone Florida Tax-Free Money Market Fund


                 SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 2004



Effective immediately, the Touchstone California Tax-Free Money Market Fund has closed operations. Shares of the Fund are not available for purchase.











     221 East Fourth Street o Suite 300 o Cincinnati, OH 45202-4133
          Ph: 513.362.8000 o 800.638.8194 o Fax: 513.362.8320
                          www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member NASD and SIPC
                A Member of Western & Southern Financial Group(R)

                            TOUCHSTONE TAX-FREE TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                NOVEMBER 1, 2004
                             REVISED MARCH 11, 2005
                              REVISED JUNE 28, 2005

                           OHIO INSURED TAX-FREE FUND
                           TAX-FREE MONEY MARKET FUND
                         OHIO TAX-FREE MONEY MARKET FUND
                       FLORIDA TAX-FREE MONEY MARKET FUND


This Statement of Additional Information ("SAI") is not a prospectus. It should be read together with the Funds' Prospectuses dated November 1, 2004. The Funds' financial statements are contained in the Touchstone Tax-Free Trust (the "Trust") Annual and Semiannual Reports, which are incorporated by reference into this SAI. You may receive a copy of a Prospectus or most recent Annual Report by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354, by calling Touchstone nationwide toll-free 1.800.543.0407, in Cincinnati 513.362.4921, or by visiting our website at touchstoneinvestments.com.

                       STATEMENT OF ADDITIONAL INFORMATION

                            Touchstone Tax-Free Trust
                        221 East Fourth Street, Suite 300
                          Cincinnati, Ohio 45202 - 4133

                                TABLE OF CONTENTS                           PAGE

THE TRUST......................................................................3

MUNICIPAL OBLIGATIONS..........................................................5

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS.................................11

INVESTMENT LIMITATIONS........................................................15

INSURANCE ON THE OHIO INSURED TAX-FREE FUND'S SECURITIES......................17

TRUSTEES AND OFFICERS.........................................................20

THE INVESTMENT ADVISOR AND SUB-ADVISOR........................................25

THE DISTRIBUTOR...............................................................31

DISTRIBUTION PLANS............................................................32

SECURITIES TRANSACTIONS.......................................................34

CODE OF ETHICS................................................................35

PORTFOLIO TURNOVER............................................................36

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE..........................36

CHOOSING A SHARE CLASS........................................................39

OTHER PURCHASE, EXCHANGE AND REDEMPTION INFORMATION...........................43

TAXES.........................................................................44

HISTORICAL PERFORMANCE INFORMATION............................................46

PRINCIPAL SECURITY HOLDERS....................................................51

CUSTODIAN.....................................................................53

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................53

TRANSFER, ACCOUNTING AND ADMINISTRATIVE AGENT.................................53

FINANCIAL STATEMENTS..........................................................54

APPENDIX......................................................................55

THE TRUST
---------

The Trust, an open-end, diversified management investment company, was organized as a Massachusetts business trust on April 13, 1981. The Trust currently offers four series of shares to investors: the Tax-Free Money Market Fund (formerly the "Tax-Free Money Fund"), the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Market Fund (formerly the "Ohio Tax-Free Money Fund") and the Florida Tax-Free Money Market Fund (formerly the "Florida Tax-Free Money Fund") (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment goals and policies.

Touchstone Advisors, Inc. (the "Advisor") is the investment advisor for each Fund. The Advisor has selected Fort Washington Investment Advisors, Inc. (the "Sub-Advisor") to manage the assets of each Fund on a daily basis.

Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise. Each class of shares of a Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Pursuant to an Agreement and Plan of Reorganization dated February 4, 2004, the Ohio Insured Tax-Free Fund acquired all of the assets and liabilities of the Tax-Free Intermediate Term Fund and the Tax-Free Intermediate Term Fund was liquidated as a series of the Trust on May 24, 2004.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Both Retail shares and Institutional shares of the Ohio Tax-Free Money Market Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) Retail shares bear the expenses of distribution fees; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional shares such as checkwriting privileges and automatic investment and redemption plans.

Both Class A and Class S shares of the Tax-Free Money Market Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iii) each class has exclusive voting rights with respect to matters affecting only that class; (iv) Class S shares may only be purchased through financial institutions and are used as a sweep vehicle; and
(v) each class offers different features and services to shareholders.

Both Class A and Class C shares of the Ohio Insured Tax-Free Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares is subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust, as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

MUNICIPAL OBLIGATIONS
---------------------

Each Fund invests primarily in municipal obligations. Municipal obligations are debt obligations issued by a state and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Obligations"). The Ohio Insured Tax-Free Fund and the Ohio Tax-Free Money Market Fund invest primarily in Ohio obligations, which are Municipal Obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax and Ohio personal income tax. The Florida Tax-Free Money Market Fund invests primarily in Florida obligations, which are Municipal Obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers, the value of which is exempt from the Florida intangible personal property tax, which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax.

Municipal Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper.

TAX-EXEMPT BONDS. Tax-exempt bonds are issued to obtain funds to construct, repair or improve various facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works; to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.

The two principal classifications of tax-exempt bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility.

Each Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. Each Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

From time to time, each Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, a Fund will not invest more than 25% of its assets in securities backed by nongovernmental users, which are in the same industry. Interest on municipal obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. Each Fund will invest its assets so that no more than 20% of its annual income gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

TAX-EXEMPT NOTES. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

      1. TAX ANTICIPATION NOTES. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

      2. REVENUE ANTICIPATION NOTES. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the federal revenue sharing programs.

      3. BOND ANTICIPATION NOTES. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

TAX-EXEMPT COMMERCIAL PAPER. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes issued by a state and its political subdivisions. These notes are issued to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

WHEN-ISSUED OBLIGATIONS. Each Fund may invest in when-issued Municipal Obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In connection with these investments, each Fund will direct its Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although a Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Funds may sell these obligations before the settlement date if it is deemed advisable by the Sub-Advisor as a matter of investment strategy. Sales of securities for these purposes carry a greater potential for the realization of capital gains and losses, which are not exempt from federal income taxes.

PARTICIPATION INTERESTS. Each Fund may invest in participation interests in Municipal Obligations owned by banks or other financial institutions. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. A Fund will have the right to sell the interest back to the bank or other financial institution and draw on the letter of credit on demand, generally on seven days' notice, for all or any part of the Fund's participation interest in the par value of the Municipal Obligation plus accrued interest. Each Fund intends to exercise the demand on the letter of credit only under the following circumstances: (1) default of any of the terms of the documents of the Municipal Obligation, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. The bank or financial institution will retain a service and letter of credit fee and a fee for issuing the repurchase commitment in an amount equal to the excess of the interest paid by the issuer on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund. Participation interests will be purchased only if, in the opinion of counsel of the issuer, interest income on the interest will be tax-exempt when distributed as dividends to shareholders. As a matter of current operating policy, each Fund will not invest more than 10% of its net assets in participation interests that do not have a demand feature and all other illiquid securities. This operating policy is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest.

FLOATING AND VARIABLE RATE OBLIGATIONS. Each Fund may invest in floating or variable rate Municipal Obligations. Floating rate obligations have an interest rate that is tied to the prevailing interest rate of another financial instrument. Variable rate obligations have an interest rate that is adjusted at specified intervals to a market interest rate at the time of reset. Periodic interest rate adjustments help stabilize the obligations' market values and cause their price to approximate par. Each Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit a Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on a quarterly or annual basis. If a Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets a Fund's quality standards, the Sub-Advisor will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Sub-Advisor will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment. As a matter of current operating policy, each Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which it cannot exercise the demand feature on not more than seven days' notice if the Sub-Advisor, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. This operating policy is not fundamental and may be changed by the Board of Trustees without shareholder approval.

INVERSE FLOATING OBLIGATIONS. The Ohio Insured Tax-Free Fund may invest in securities representing interests in Municipal Obligations, known as inverse floating obligations, which pay interest rates that vary inversely to changes in the interest rates of specified short-term Municipal Obligations or an index of short-term Municipal Obligations. The interest rates on inverse floating obligations will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate, long-term Municipal Obligations increase or decrease in response to such changes. As a result, the market value of inverse floating obligations will generally be more volatile than the market value of fixed-rate Municipal Obligations.

OBLIGATIONS WITH PUTS ATTACHED. Each Fund may purchase Municipal Obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." Each Fund may purchase Municipal Obligations with puts attached from banks and broker-dealers. Each Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on Municipal Obligations, the price that a Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. Each Fund intends to purchase such obligations only from sellers deemed by the Sub-Advisor, under the direction of the Board of Trustees, to present minimal credit risks. In addition, the value of the obligations with puts attached held by a Fund will not exceed 10% of its net assets.

LEASE OBLIGATIONS. The Ohio Insured Tax-Free Fund may invest in Municipal Obligations that constitute participation in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. Lease obligations provide a premium interest rate which, along with the regular amortization of the principal, may make them attractive for a portion of the Fund's assets. Certain of these lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on an annual basis. In addition to the "non-appropriation" risk, these securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by the leased property, the disposition of the property in the event of foreclosure might prove difficult. The Trust will seek to minimize the special risks associated with such securities by only investing in "non-appropriation" lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if the lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required.

The Ohio Insured Tax-Free Fund will not invest more than 10% of its net assets in lease obligations if the Sub-Advisor determines that there is no secondary market available for these obligations and all other illiquid securities. The Fund does not intend to invest more than an additional 5% of its net assets in municipal lease obligations determined by the Sub-Advisor, under the direction of the Board of Trustees, to be liquid. In determining the liquidity of such obligations, the Sub-Advisor will consider such factors as (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Fund will only purchase unrated lease obligations that meet its quality standards, as determined by the Sub-Advisor, under the direction of the Board of Trustees, including an assessment of the likelihood that the lease will not be cancelled.

QUALITY RATINGS OF MUNICIPAL OBLIGATIONS. The Tax-Free Money Market Fund, the Ohio Tax-Free Money Market Fund and the Florida Tax-Free Money Market Fund (the "Money Market Funds") may invest in Municipal Obligations only if rated at the time of purchase within the two highest grades assigned by any two nationally recognized statistical rating organizations ("NRSROs") (or by any one NRSRO if the obligation is rated by only that NRSRO). The NRSROs that may rate the obligations of the Money Market Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Service ("S&P"), Fitch Ratings ("Fitch") or Dominion Bond Rating Service, Limited ("Dominion").

The Ohio Insured Tax-Free Fund may invest in Municipal Obligations rated at the time of purchase within the four highest grades assigned by Moody's, S&P, Fitch or Dominion. The Ohio Insured Tax-Free Fund may also invest in tax-exempt notes and commercial paper determined by the Sub-Advisor to meet the Fund's quality standards. The Fund's quality standards limit its investments in tax-exempt notes to those which are rated within the three highest grades by Moody's (MIG 1, MIG 2 or MIG 3), Fitch (F-1+, F-1 or F-2) or the two highest grades by S&P (SP-1 or SP-2) and in tax-exempt commercial paper to those which are rated within the two highest grades by Moody's (Prime-1 or Prime-2), S&P (A-1 or A-2) or Fitch (Fitch-1 or Fitch-2).

The ratings of Moody's, S&P, Fitch and Dominion represent their opinions of the quality of the obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, coupon and rating may have different yields, while obligations of the same maturity and coupon, but with different ratings, may have the same yield. It is the responsibility of the Sub-Advisor to appraise independently the fundamental quality of the obligations held by the Funds. Certain Municipal Obligations may be backed by letters of credit or similar commitments issued by banks and, in such instances, the obligation of the bank and other credit factors will be considered in assessing the quality of the Municipal Obligations.

Any Municipal Obligation that depends on credit of the U.S. Government (e.g., project notes) will be considered by the Sub-Advisor as having the equivalent of the highest rating of Moody's, S&P, Fitch or Dominion. In addition, unrated Municipal Obligations will be considered as being within the foregoing quality ratings if other equal or junior Municipal Obligations of the same issuer are rated and their ratings are within the foregoing ratings of Moody's, S&P, Fitch or Dominion. Each Fund may also invest in Municipal Obligations that are not rated if, in the opinion of the Sub-Advisor, such obligations are of comparable quality to those rated obligations in which the applicable Fund may invest.

Subsequent to its purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If the rating of an obligation held by a Fund is reduced below its minimum requirements, the Fund will be required to exercise the demand provision or sell the obligation as soon as practicable.

The ratings by Moody's, S&P, Fitch and Dominion of the Funds' investments in Municipal Obligations are in the Appendix of this SAI.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

A more detailed discussion of some of the investment policies of the Funds described in the Prospectuses appears below:

BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The Funds will only invest in bankers' acceptances of banks having a short-term rating of A-1 by S&P or Prime-1 by Moody's. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in taxable commercial paper provided the paper is rated in one of the two highest categories by any two NRSROs (or by any one NRSRO if the security is rated by only that NRSRO). Each Fund may also invest in unrated commercial paper of issuers who have outstanding unsecured debt rated Aa or better by Moody's or AA or better by S&P. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to a Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the Sub-Advisor, subject to the direction of the Board of Trustees, such note is liquid. The Funds do not presently intend to invest in taxable commercial paper.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2. The Appendix contains more information about the commercial paper ratings.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must consist of certificates of deposit, eligible bankers' acceptances or securities that are issued or guaranteed by the United States Government or its agencies. The collateral will be held by the Custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Sub-Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

LOANS OF PORTFOLIO SECURITIES. Each Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Funds' Custodian in an amount at least equal to the market value of the loaned securities. As a matter of current operating policy, each Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This policy is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Sub-Advisor or any affiliated person of the Trust or an affiliated person of the Sub-Advisor or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

BORROWING. Each Fund may borrow money from banks or from other lenders to the extent permitted by applicable law, for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings. The 1940 Act requires the Funds to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings. It at any time the value of a Fund's assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test. To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by a Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions. A Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

Borrowing magnifies the potential for gain or loss on the portfolio securities of the Funds and, therefore, if employed, increases the possibility of fluctuation in a Fund's net asset value ("NAV"). This is the speculative factor known as leverage. To reduce the risks of borrowing, the Funds will limit their borrowings as described below.

As a matter of current operating policy, the Tax-Free Money Market Fund, the Ohio Insured Tax-Free Fund and the Florida Tax-Free Money Market Fund may each borrow money from banks or other lenders, as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding 10% of its total assets. Each of these Funds may pledge assets in connection with borrowings but will not pledge more than 10% of its total assets. Each of these Funds will not make any additional purchases of portfolio securities while borrowings are outstanding. These policies are not fundamental and may be changed by the Board of Trustees without shareholder approval.

SECURITIES WITH LIMITED MARKETABILITY. As a matter of current operating policy, each Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to demand features; floating and variable rate obligations as to which the Funds cannot exercise the related demand feature and as to which there is no secondary market; repurchase agreements not terminable within seven days, and (for the Ohio Insured Tax-Free Fund) lease obligations for which there is no secondary market. This policy is not fundamental for each Fund and may be changed by the Board of Trustees without shareholder approval.

SENIOR SECURITIES. As a matter of current operating policy, the following activities will not be considered to be issuing senior securities for purposes of each Fund's restrictions on investments in senior securities, (see "Investment Limitations").

      (1) Collateral arrangements in connection with any type of option, futures contract forward contract, or swap.
      (2) Collateral arrangements in connection with initial and variation margin.
      (3) A pledge, mortgage or hypothecation of a Fund's assets to secure its borrowings.
      (4) A pledge of a Fund's assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

The term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

INVESTMENT LIMITATIONS
----------------------

FUNDAMENTAL LIMITATIONS. The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund. For the purpose of these investment limitations, the identification of the "issuer" of Municipal Obligations which are not general obligation bonds is made by the Sub-Advisor on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

THE FUNDAMENTAL LIMITATIONS APPLICABLE TO EACH FUND ARE:

      1. Borrowing Money. The Funds may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

      2. Underwriting. The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

      3. Loans. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities,
      (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

      4. Real Estate. The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by real estate or interests in real estate, and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

      5. Commodities. The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts. This limitation is not applicable to the extent that the tax-exempt obligations, U.S. Government obligations and other securities in which the Funds may otherwise invest would be considered to be such commodities, contracts or investments.

      6. Concentration. The Funds may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

      7. Senior Securities. The Funds may not issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

THE 80% FUNDAMENTAL INVESTMENT LIMITATIONS FOR THE FUNDS ARE:

      1. 80% INVESTMENT POLICY (OHIO INSURED TAX-FREE FUND). Under normal circumstances the Fund will invest its assets so that at least 80% of the income it distributes will be exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax.

      2. 80% INVESTMENT POLICY (OHIO TAX-FREE MONEY MARKET FUND). Under normal circumstances the Fund will invest its assets so that at least 80% of its net assets will be invested in short-term municipal obligations that pay interest that is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax.

      3. 80% INVESTMENT POLICY (FLORIDA TAX-FREE MONEY MARKET FUND). Under normal circumstances the Fund will invest its assets so that at least 80% of the income it distributes will be exempt from federal income tax, including the alternative minimum tax, and the Florida intangible personal property tax.

      4. 80% INVESTMENT POLICY (TAX-FREE MONEY MARKET FUND). Under normal circumstances, the Fund will invest its assets so that at least 80% of the income it distributes will be exempt from federal income tax, including the alternative minimum tax.

NONFUNDAMENTAL LIMITATIONS. The Trust, on behalf of the Funds, has adopted the following 80% investment limitations. These limitations may be changed by the Board of Trustees without shareholder approval. Shareholders will be provided with at least 60 days' prior notice of any change in a Fund's nonfundamental investment policy. The notice will be provided in a separate written document containing the following, or similar, statement in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

THE 80% NONFUNDAMENTAL INVESTMENT LIMITATIONS ARE:

      1. 80% INVESTMENT POLICY (OHIO INSURED TAX-FREE FUND). Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in high quality, long-term Ohio municipal obligations, including general obligation bonds, revenue bonds and industrial development bonds, that are protected by insurance guaranteeing the payment of principal and interest in the event of a default.

      2. 80% INVESTMENT POLICY (OHIO TAX-FREE MONEY MARKET FUND). Under normal circumstances at least 80% of the Fund's assets (defined as net assets plus the amount of any borrowings for investment purposes) will be invested in Ohio municipal obligations.

      3. 80% INVESTMENT POLICY (FLORIDA TAX-FREE MONEY MARKET FUND). Under normal circumstances at least 80% of the Fund's assets (defined as net assets plus the amount of any borrowings for investment purposes) will be invested in Florida municipal obligations.

With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

The Trust has never pledged, mortgaged or hypothecated the assets of any Fund, and the Trust presently intends to continue this policy. The Funds will not purchase securities for which there are legal or contractual restrictions on resale if, as a result thereof, more than 10% of the value of a Fund's net assets would be invested in such securities. The Funds do not presently intend to sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by a Fund of tax-exempt obligations with puts attached or sales by a Fund of other securities in which the Fund may otherwise invest would be considered to be sales of options. The statements of intention in this paragraph reflect nonfundamental policies that may be changed by the Board of Trustees without shareholder approval.

Except for temporary defensive purposes, the assets of each of the Tax-Free Money Market Fund and the Ohio Insured Tax-Free Fund will be invested so that no more than 20% of the annual income of each Fund will be subject to federal income tax. Except for temporary defensive purposes, at no time will more than 20% of the value of the net assets of each of the Ohio Tax-Free Money Market Fund and the Florida Tax-Free Money Market Fund be invested in taxable obligations. Under normal market conditions, each Fund anticipates that not more than 5% of its net assets will be invested in any one type of taxable obligation.

INSURANCE ON THE OHIO INSURED TAX-FREE FUND'S SECURITIES
--------------------------------------------------------

Under normal market conditions, at least 80% of the value of the Ohio Insured Tax-Free Fund's total assets will be invested in Ohio municipal obligations which are insured as to payment of interest and principal either by an insurance policy obtained by the issuer of the obligations at original issuance or by an insurance policy obtained by the Fund from a recognized insurer. The Fund also may own uninsured Ohio municipal obligations, including obligations where the payment of interest and principal is guaranteed by an agency or instrumentality of the U.S. Government, or where the payment of interest and principal is secured by an escrow account consisting of obligations of the U.S. Government. The Fund may also invest up to 20% of its net assets in short-term Ohio municipal obligations that are not insured, since insurance on these obligations is generally unavailable. For temporary defensive purposes, the Fund may invest more than 20% of its net assets in uninsured short-term Ohio municipal obligations.

Ohio municipal obligations purchased by the Ohio Insured Tax-Free Fund may be insured by one of the following types of insurance: new issue insurance, mutual fund insurance, or secondary insurance.

NEW ISSUE INSURANCE. A new issue insurance policy is purchased by the issuer or underwriter of an obligation in order to increase the credit rating of the obligation. The issuer or underwriter pays all premiums in advance. A new issue insurance policy is non-cancelable and continues in effect as long as the obligation is outstanding and the insurer remains in business.

MUTUAL FUND INSURANCE. A mutual fund insurance policy is purchased by the Fund from an insurance company. All premiums are paid from the Fund's assets, thereby reducing the yield from an investment in the Fund. A mutual fund insurance policy is non-cancelable except for non-payment of premiums and remains in effect only as long as the Fund holds the insured obligation. In the event the Fund sells an obligation covered by a mutual fund policy, the insurance company is liable only for those payments of principal and interest then due and in default. If the Fund holds a defaulted obligation, the Fund continues to pay the insurance premium thereon but is entitled to collect interest payments from the insurer and may collect the full amount of principal from the insurer when the obligation becomes due. Accordingly, it is expected that the Fund will retain in its portfolio any obligations so insured which are in default or are in significant risk of default to avoid forfeiture of the value of the insurance feature of such obligations, which would not be reflected in the price for which the Fund could sell such obligations. In valuing such defaulted obligations, the Fund will value the insurance in an amount equal to the difference between the market value of the defaulted obligation and the market value of similar obligations which are not in default. Because the Fund must hold defaulted obligations in its portfolio, its ability in certain circumstances to purchase other obligations with higher yields will be limited.

SECONDARY INSURANCE. A secondary insurance policy insures an obligation for as long as it remains outstanding, regardless of the owner of such obligation. Premiums are paid by the Fund and coverage is non-cancelable, except for non-payment of premiums. Because secondary insurance provides continuous coverage during the term of the obligation, it provides greater marketability of the Fund's obligations than is allowed under a mutual fund insurance policy. Thus, a fund with secondary insurance may sell an obligation to a third party as a high-rated insured security at a higher market price than would otherwise be obtained if the obligation were insured under a mutual fund policy. Secondary insurance also gives the Fund the option of selling a defaulted obligation rather than compelling it to hold a defaulted security in its portfolio so that it may continue to be afforded insurance protection.

The Ohio Insured Tax-Free Fund currently intends to purchase only Ohio municipal obligations that are insured by the issuer of the obligation under a new issue insurance policy. In the event the Sub-Advisor makes a recommendation to purchase an obligation that is not otherwise insured, the Fund may purchase such obligation and thereafter obtain mutual fund or secondary insurance.

The Ohio Insured Tax-Free Fund may purchase insurance from, or obligations insured by, one of the following recognized insurers of municipal obligations:
MBIA Insurance Corp. ("MBIA"), AMBAC Assurance Corp. ("AMBAC"), Financial Guaranty Insurance Co. ("FGIC") or Financial Security Assurance Inc. ("FSA"). Each insurer is rated Aaa by Moody's and AAA by S&P and each insurer maintains a statutory capital claims ratio well below the exposure limits set by the Insurance Commissioner of New York (300:1 insurance risk exposure to every dollar of statutory capital). The Fund may also purchase insurance from, or obligations insured by, other insurance companies provided that such companies have a claims-paying ability rated Aaa by Moody's or AAA by S&P. While such insurance reduces the risk that principal or interest will not be paid when due, it is not a protection against market risks arising from other factors, such as changes in prevailing interest rates. If the issuer defaults on payments of interest or principal, the trustee and/or payment agent of the issuer will notify the insurer who will make payment to the bondholders. There is no assurance that any insurance company will meet its obligations.

MBIA is the largest municipal bond insurer in the world, with $541 billion of net par outstanding as of December 31, 2003. MBIA's adjusted gross premiums written increased 34% in 2003 from the previous year. Factors driving this growth were credit weaknesses and fiscal pressure on issuers, high refunding volume and strong premium pricing. MBIA's weighted average premium rate rose in each business line, even though par written volume may have declined in some sectors. MBIA's U.S. public finance business line had the best growth trends of all lines with a 39% increase in adjusted gross premiums written and a 16% increase in gross par written. At December 31, 2003, MBIA's margin of safety was in the 1.5x - 1.6x range, up sharply from year-end 2002. This margin exceeds Standard & Poor's 1.25x minimum requirement for an "AAA" rated company.

AMBAC was established in 1971 and is the oldest and second largest bond insurer. After two years of strong growth, AMBAC experienced a slight decline in originations in 2003, with gross par written down 1%. However AMBAC's statutory underwriting income increased 40% in 2003, due largely to a 32% increase in premiums earned as well as less than proportionate increases in losses and underwriting expenses. During 2003, losses grew only 10% and related largely to domestic structured finance transactions, while underwriting expenses grew 8%. AMBAC's statutory expense ratio fell from 9.7% in 2002 to 8.2% in 2003. At December 31, 2003, AMBAC's capital and other financial claims-paying resources totaled $9.5 billion. Strong premium originations and capital injections from its parent enabled AMBAC's claims-paying resources to grow 18%, ahead of the company's 12% growth in par exposure.

FGIC was sold in December 2003 by General Electric Capital Corp. to a group of investors led by the PMI Group, a California-based insurer that provides residential mortgage insurance and financial guaranty reinsurance. The PMI Group has a 42% ownership in FGIC, with the

Blackstone Group (investment adviser) and the Cypress Group (private investment fund) each owning 23%, CIVC/Bank of America owning 7% and General Electric maintaining a 5% stake. FGIC's underwriting activities under the new ownership will be materially expanded to provide for entrance into any domestic or international market where risk/return considerations are consistent with the company's continuing goal of a low-risk insured portfolio. Emphasis on the sale of FGIC, combined with the start-up of the business-diversification process, contributed to a decline in business written for FGIC in 2003. In public finance, gross par written declined 14.0%, although adjusted gross premiums increased 13.8%. The company's public finance business continues to dominate its overall insured portfolio, representing 91.6% of the total portfolio. Issues pertaining to the sale of the company also caused a reduction in assets, cash and statutory capital. As of December 31, 2003, FGIC's capital adequacy margin of safety fell into the range of 1.3x - 1.4x, a decline from the 1.5x - 1.6x range a year ago.

FSA is an indirect subsidiary of Dexia, one of the largest banking groups in Europe, and operates as an independent company of Dexia. However, Dexia has integrated FSA executives into a number of firm-wide business development and risk management committees, which has benefited FSA by providing access to the group's resources and skills. FSA's capital adequacy margin of safety improved in 2003, and is in the 1.6x - 1.7x range. FSA has a solid position in each of its operating segments; public finance, asset-backed/corporate finance and international finance. In the U.S. municipal market, FSA retained its number one position with a 27.3% market share, up 6% from 2002, while maintaining its conservative underwriting and risk management practices. During the year ended December 31, 2003, net premiums earned increased 13%, reflecting the larger outstanding asset-backed and municipal business and higher refunding activity, and underwriting income was up 93%. The benefits from significantly lower losses in 2003 were partially offset by a 19% increase in underwriting expenses.

TRUSTEES AND OFFICERS
---------------------

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Family of Funds, and other directorships held. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees."

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1):
------------------------ ------------- ----------- --------------------------------------------- -------------- -------------------
         NAME             POSITION(S)  TERM OF     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   NUMBER              OTHER
        ADDRESS           HELD WITH    OFFICE(2)                                                 OF FUNDS          DIRECTORSHIPS
          AGE             TRUST        AND                                                       OVERSEEN            HELD(4)
                                       LENGTH                                                    IN THE
                                       OF TIME                                                   TOUCHSTONE
                                       SERVED                                                    FAMILY OF
                                                                                                 FUNDS(3)
------------------------ ------------- ----------- --------------------------------------------- -------------- -------------------
Jill T. McGruder          Trustee and  Until       Senior Vice President of The Western and            31       Director of
Touchstone Advisors, Inc  President    retirement  Southern Life Insurance Company.  President                  LaRosa's (a
221 East Fourth Street                 at age 75   and a director of IFS Financial Services,                    restaurant chain).
Cincinnati, OH                         or until    Inc. (a holding company).  She is a
Age: 49                                she         director of Capital Analysts Incorporated
                                       resigns     (an investment advisor and broker-dealer),
                                       or is       Integrated Fund Services, Inc. (the Trust's
                                       removed     administrator and transfer agent), IFS Fund
                                                   Distributors, Inc. (a broker-dealer),
                                       Trustee     Touchstone Advisors, Inc. (the Trust's
                                       since 1999  investment advisor) and Touchstone
                                                   Securities, Inc. (the Trust's
                                                   distributor).  She is also President and a
                                                   director of IFS Agency Services, Inc. (an
                                                   insurance agency), W&S Financial Group
                                                   Distributors, Inc. and IFS Systems, Inc.
                                                   She is Senior Vice President and a director
                                                   of Fort Washington Brokerage Services, Inc.
                                                   (a broker-dealer).  She is President of
                                                   Touchstone Tax-Free Trust, Touchstone
                                                   Investment Trust, Touchstone Variable
                                                   Series Trust and Touchstone Strategic
                                                   Trust.  She was President of Touchstone
                                                   Advisors, Inc and Touchstone Securities,
                                                   Inc. until 2004.
----------------------- -------------- ----------- --------------------------------------------- -------------- -------------------
John F. Barrett           Trustee      Until       Chairman of the Board, President and Chief          31       Director of The
The Western and                        retirement  Executive Officer of The Western and                         Andersons (an
Southern Life                          at age 75   Southern Life Insurance Company, Western-                    agribusiness and
Insurance Company                      or until    Southern Life Assurance Company and Western                  retailing
400 Broadway                           he          & Southern Financial Group, Inc.; Director                   company);
Cincinnati, OH                         resigns     and Chairman of Columbus Life Insurance                      Convergys
Age: 56                                or is       Company; Fort Washington Investment                          Corporation (a
                                       removed     Advisors, Inc., Integrity Life Insurance                     provider of
                                                   Company and National Integrity Life                          business support
                                       Trustee     Insurance Company; Director of Eagle Realty                  systems and
                                       since 2002  Group, Inc., Eagle Realty Investments,                       customer care
                                                   Inc.; Integrated Fund Services, Inc. and                     operations) and
                                                   IFS Holdings, Inc.; Director, Chairman and                   Fifth Third
                                                   CEO of WestAd, Inc.; President and Trustee                   Bancorp.
                                                   of Western & Southern Financial Fund, Inc.
----------------------- -------------- ----------- --------------------------------------------- -------------- -------------------
INDEPENDENT
TRUSTEES:
----------------------- -------------- ----------- --------------------------------------------- -------------- -------------------
Richard L. Brenan         Trustee      Until       Retired Managing Partner of KPMG LLP (a             31       Director of Wing
1420 Neeb Road                         retirement  certified public accounting firm); Director                  Eyecare Companies.
Cincinnati, OH                         at age 75   of The National Underwriter Company (a
Age: 60                                or until    publisher of insurance and financial
                                       he          service products) until 2003.
                                       resigns
                                       or is
                                       removed

                                       Trustee
                                       since 2005
------------------------ ------------- ----------- --------------------------------------------- -------------- -------------------
J. Leland Brewster II     Trustee      Until       Retired Senior Partner of Frost Brown Todd          31       None
5155 Ivyfarm Road                      retirement  LLC (a law firm); Director of Consolidated
Cincinnati, OH                         in 2005     Health Services, Inc. until 2004.
Age: 76                                or until
                                       he
                                       resigns
                                       or is
                                       removed

                                       Trustee
                                       since 2000
------------------------ ------------- ----------- --------------------------------------------- -------------- -------------------

------------------------ ------------- ----------- --------------------------------------------- -------------- -------------------
         NAME            POSITION(S)   TERM OF     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   NUMBER              OTHER
        ADDRESS          HELD WITH     OFFICE(2)                                                 OF FUNDS          DIRECTORSHIPS
          AGE            TRUST         AND                                                       OVERSEEN            HELD(4)
                                       LENGTH                                                    IN THE
                                       OF TIME                                                   TOUCHSTONE
                                       SERVED                                                    FAMILY OF
                                                                                                 FUNDS
                                                                                                 (3)
------------------------ ------------- ----------- --------------------------------------------- -------------- -------------------
Phillip R. Cox            Trustee      Until       President and Chief Executive Officer of            31       Director of the
105 East Fourth Street                 retirement  Cox Financial Corp. (a financial services                    Federal Reserve
Cincinnati, OH                         at age 75   company).                                                    Bank of
Age: 57                                or until                                                                 Cleveland;
                                       he                                                                       Broadwing, Inc.
                                       resigns                                                                  (a communications
                                       or is                                                                    company); and
                                       removed                                                                  Cinergy
                                                                                                                Corporation (a
                                       Trustee                                                                  utility company).
                                       since 1999                                                               Trustee of the
                                                                                                                University of
                                                                                                                Cincinnati.
------------------------ ------------- ----------- --------------------------------------------- -------------- -------------------
H. Jerome Lerner          Trustee      Until       Principal of HJL Enterprises (a privately           31       None
c/o Touchstone                         retirement  held investment company).
Advisors, Inc.                         at age 75
221 East Fourth Street                 or until
Cincinnati, OH                         he
Age: 66                                resigns
                                       or is
                                       removed

                                       Trustee
                                       since 1981
------------------------ ------------- ----------- --------------------------------------------- -------------- -------------------
Donald C. Siekmann        Trustee      Until       Executive for Duro Bag Manufacturing Co. (a         31       None
c/o Touchstone                         retirement  bag manufacturer);  President of Shor
Advisors, Inc.                         at age 75   Foundation for Epilepsy Research (a
221 East Fourth Street                 or until    charitable foundation);  Trustee of
Cincinnati, OH                         he          Riverfront Funds (mutual funds) from 1999 -
Age: 66                                resigns     2004.
                                       or is
                                       removed

                                       Trustee
                                       since 2005
------------------------ ------------- ----------- --------------------------------------------- -------------- -------------------
Robert E.                 Trustee      Until       Retired Partner of KPMG LLP (a certified            31       Trustee of Good
Stautberg                              retirement  public accounting firm).  He is Vice                         Samaritan
c/o Touchstone                         at age 75   President of St. Xavier High School.                         Hospital,
Advisors, Inc.                         or until                                                                 Bethesda Hospital
221 East Fourth Street                 he                                                                       and Tri-Health,
Cincinnati, OH                         resigns                                                                  Inc.
Age: 70                                or is
                                       removed

                                       Trustee
                                       since 1999
------------------------ ------------- ----------- --------------------------------------------- -------------- -------------------
John P. Zanotti           Trustee      Until       CEO, Chairman and Director of Avaton, Inc.          31       Director of QMed
c/o Touchstone                         retirement  (a wireless entertainment company).                          (a health care
Advisors, Inc.                         at age 75   President of Cincinnati Biomedical (a life                   management
221 East Fourth Street                 or until    science and economic development company).                   company).
Cincinnati, OH                         he          CEO, Chairman and Director of Astrum
Age: 57                                resigns     Digital Information (an information
                                       or is       monitoring company) from 2000 until 2001;
                                       removed     President of Great American Life Insurance
                                                   Company from 1999 until 2000; A Director of
                                       Trustee     Chiquita Brands International, Inc. until
                                       since 2002  2000.
-----------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor and an officer of various affiliates of the advisor and distributor, is an "interested person" of the Trust within the meaning of
      Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., Chairman of Fort Washington Investment Advisors, Inc., the Trust's sub-advisor, and an officer of other affiliates of the advisor and distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he or she sooner dies, resigns or is removed.

(3) The Touchstone Family of Funds consists of 4 series of the Trust, 5 series of Touchstone Investment Trust, 7 series of Touchstone Strategic Trust and 15 variable annuity series of Touchstone Variable Series Trust.

(4) Each Trustee is also a Trustee of Touchstone Investment Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust.

----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS:
--------------------- ------------ ----------------  --------------------------------------- ---------------- -------------------
        NAME           POSITION     TERM OF OFFICE    PRINCIPAL OCCUPATION(S) DURING            NUMBER OF         OTHER
      ADDRESS          HELD WITH    AND LENGTH OF                 PAST 5 YEARS                  FUNDS OVERSEEN    DIRECTORSHIPS
        AGE             TRUST(1)    TIME SERVED                                                 IN THE            HELD
                                                                                                TOUCHSTONE
                                                                                                FAMILY(2)
--------------------- ------------ ----------------  --------------------------------------- ---------------- -------------------
Jill T. McGruder      President     Until            See biography above                            31        Director of
Touchstone            and Trustee   resignation,                                                              LaRosa's (a
Advisors, Inc.                      removal or                                                                restaurant chain).
221 E. Fourth Street                disqualification
Cincinnati, OH
Age: 49                             President
                                    since
                                    2004;
                                    President
                                    from 2000-2002
--------------------- ------------- ---------------  --------------------------------------- ---------------- -------------------
Brian E. Hirsch       Vice          Until            Vice President-Compliance of IFS               31        None
Touchstone            President     resignation,     Financial Services, Inc., Director of
Advisors, Inc.        and Chief     removal or       Compliance of Fort Washington
221 E. Fourth Street  Compliance    disqualification Brokerage Services, Inc.; Chief
Cincinnati, OH        Officer                        Compliance Officer of Puglisi & Co.
Age: 48                             Vice             from 2001 until  2002; Vice President
                                    President        - Compliance of Palisade Capital
                                    since 2003       Management LLC (an investment
                                                     advisor) from 1997 until 2000.
--------------------- ------------- ---------------  --------------------------------------- ---------------- -------------------
James H. Grifo        Vice          Until            President of Touchstone Securities,            31        None
Touchstone            President     resignation,     Inc. and Touchstone Advisors, Inc.;
Securities, Inc.                    removal or       Managing Director of Deutsche Asset
221 E. Fourth Street                disqualification Management until 2001.
Cincinnati, OH
Age: 54                             Vice
                                    President
                                    since 2004
--------------------- ------------- ---------------  --------------------------------------- ---------------- -------------------
William A. Dent       Vice          Until            Senior Vice President of Touchstone            31        None
Touchstone            President     resignation,     Advisors, Inc.; Marketing Director of
Advisors, Inc.                      removal or       Promontory Interfinancial Network
221 E. Fourth Street                disqualification from 2002-2003; Senior Vice President
Cincinnati, OH                                       of McDonald Investments from 1998 -
Age:  42                            Vice             2001; Managing Director of Key Asset
                                    President        Management from 1991-1998.
                                    since 2004
--------------------- ------------- ---------------  --------------------------------------- ---------------- -------------------
Terrie A. Wiedenheft  Controller    Until            Senior Vice President, Chief                   31        None
Touchstone            and           resignation,     Financial Officer and Treasurer of
Advisors, Inc.        Treasurer     removal or       Integrated Fund Services, Inc., IFS
221 E. Fourth Street                disqualification Fund Distributors, Inc. and Fort
Cincinnati, OH                                       Washington Brokerage Services, Inc.
Age: 43                             Controller       She is Chief Financial Officer of IFS
                                    since 2000       Financial Services, Inc. , Touchstone
                                                     Advisors, Inc. and Touchstone
                                    Treasurer        Securities, Inc. and Assistant
                                    since 2003       Treasurer of Fort Wa shington
                                                     Investment Advisors, Inc.
--------------------- ------------- ---------------  --------------------------------------- ---------------- -------------------
Tina H. Bloom         Secretary     Until            Vice President - Managing Attorney of          31        None
Integrated Fund                     resignation,     Integrated Fund Services, Inc. and
Services, Inc.                      removal or       IFS Fund Distributors, Inc.
221 E. Fourth Street                disqualification
Cincinnati, OH
Age: 36                             Secretary
                                    since 1999
---------------------------------------------------- ----------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Strategic Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.

(2) The Touchstone Family of Funds consist of 4 series of the Trust, 5 series of Touchstone Investment Trust, 7 series of Touchstone Strategic Trust and 15 variable annuity series of Touchstone Variable Series Trust.

TRUSTEE OWNERSHIP IN THE TOUCHSTONE FUNDS

The following table reflects the Trustees' beneficial ownership in the Trust and the Touchstone Family of Funds as of December 31, 2004:

                                DOLLAR RANGE OF           AGGREGATE DOLLAR
                               EQUITY SECURITIES          RANGE OF EQUITY
                                   IN THE                 SECURITIES IN THE
                                    TRUST                TOUCHSTONE FAMILY(1)
                               -----------------         --------------------

John F. Barrett                       None                Over $100,000
Richard L. Brenan(2)                  None                      None
J. Leland Brewster II                 None             $50,001 - $100,000
Phillip R. Cox                        None                      None
H. Jerome Lerner                 Over $100,000              Over $100,000
Jill T. McGruder                  $1 - $10,000         $50,001 - $100,000
Donald C. Siekmann(2)                 None                      None
Robert E. Stautberg                   None             $50,001 - $100,000
John P. Zanotti                       None             $10,001 - $50,000

(1) The Touchstone Family of Funds consists of 4 series of the Trust, 5 series of Touchstone Investment Trust, 7 series of Touchstone Strategic Trust and 15 variable annuity series of Touchstone Variable Series Trust.

(2)   Messrs. Brenan and Siekmann were not Trustees as of December 31, 2004.

TRUSTEE COMPENSATION

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Funds during the fiscal year ended June 30, 2004. Messrs. Brenan and Siekmann were not Trustees during the fiscal year and therefore received no compensation.
                                                        AGGREGATE COMPENSATION
                                   COMPENSATION FROM    FROM THE
NAME                               TRUST(1)             TOUCHSTONE FAMILY(1)(2)
----                               --------             ------------------------
John F. Barrett                    $    0               $     0
Richard L. Brenan                  $    0               $     0
J. Leland Brewster II              $7,250               $29,000
Philip R. Cox                      $8,000               $32,000
H. Jerome Lerner                   $8,000               $32,000
Jill T. McGruder                   $    0               $     0
Donald C. Siekmann                 $    0               $     0
Robert E. Stautberg                $8,000               $32,000
John P. Zanotti                    $7,500               $30,000

(1) Effective January 1, 2001, the Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Funds during the fiscal year ended June 30, 2004 is as follows: J. Leland Brewster II - $20,042, Robert
      E. Stautberg - $20,000 and John P. Zanotti - $20,727.

(2) The Touchstone Family of Funds consists of 4 series of the Trust, 7 series of Touchstone Strategic Trust, 5 series of Touchstone Investment Trust and 15 variable annuity series of Touchstone Variable Series Trust. Each Trustee is also a Trustee of Touchstone Strategic Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.

Effective January 1, 2004, each Independent Trustee receives a quarterly retainer of $4,000 and a fee of $3,000 for each Board meeting attended in person and $300 for attendance by telephone. Each Committee member receives a fee of $1,000 for in-person attendance at each Committee meeting or $300 for attendance by telephone. The lead Trustee and Committee Chairmen receive an additional $500 quarterly retainer. These fees are split equally among the Trust, Touchstone Strategic Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each committee is composed entirely of Independent Trustees.

AUDIT COMMITTEE. Messrs. Brewster, Lerner, Siekmann and Stautberg are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended June 30, 2004, the Audit Committee held four meetings.

VALUATION COMMITTEE. Messrs. Brenan, Cox and Zanotti are members of the Valuation Committee. The Valuation Committee is responsible for overseeing procedures for valuing securities held by the Trust and responding to any pricing issues that may arise. During the fiscal year ended June 30, 2004, the Valuation Committee held four meetings.

NOMINATING COMMITTEE. Messrs. Brewster, Cox and Stautberg are members of the Nominating Committee. The Nominating Committee is responsible for selecting candidates to serve on the Board. During the fiscal year ended June 30, 2004, the Nominating Committee did not hold any meetings. The Nominating Committee does not consider nominees recommended by shareholders.

COMPLIANCE COMMITTEE. Messrs. Brenan, Cox, Lerner and Stautberg are members of the Compliance Committee. The Compliance Committee meets to discuss the Trust's compliance program and other compliance matters. The Compliance Committee did not hold any meetings during the June 30, 2004 fiscal year since it is was established in August 2004.

THE INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------

THE INVESTMENT ADVISOR. Touchstone Advisors, Inc. (the "Advisor") is the Funds' investment manager. The Advisor is a wholly owned subsidiary of IFS Financial Services, Inc., which is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Mr. Barrett may be deemed to be an affiliate of the Advisor because he is Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of the Advisor and an officer of affiliates of the Advisor. Ms. McGruder and Mr. Barrett, by reason of such affiliations may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Under the terms of the investment advisory agreement between the Trust and the Advisor, the Advisor appoints and supervises the Sub-Advisor, reviews and evaluates the performance of the Sub-Advisor and determines whether or not a Sub-Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Fund pays the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of average daily net assets up to $100 million; 0.45% of such assets from $100 million to $200 million; 0.40% of such assets from $200 million to $300 million; and 0.375% of assets over $300 million.

Set forth below are the advisory fees incurred by the Funds during the fiscal years ended June 30, 2004, 2003 and 2002. The Advisor has contractually agreed to waive fees and reimburse certain expenses, as set forth in the footnotes below.

                                              2004              2003             2002
                                              ----              ----             ----
Tax-Free Money Market Fund(1)             $   167,794      $   153,742        $  118,343
Ohio Insured Tax-Free Fund(2)                 336,113          321,710           310,714
Ohio Tax-Free Money Market Fund             1,710,957        1,765,063         1,925,120
Florida Tax-Free Money Market Fund(3)         155,971          128,622            91,956

      (1) Pursuant to a written contract between the Advisor and the Trust, the Advisor waived $132,997, $153,742 and $118,343 of its fees during the fiscal years ended June 30, 2004, 2003 and 2002, respectively, and reimbursed the Fund $7,461 and $618 of expenses during the fiscal years ended June 30, 2003 and 2002, respectively, in order to limit the Fund's operating expenses.

      (2) Pursuant to a written contract between the Advisor and the Trust, the Advisor waived $199,133, $233,791 and $219,602 of its fees during the fiscal years ended June 30, 2004, 2003 and 2002, respectively, in order to limit the Fund's operating expenses. During the fiscal year ended June 30, 2004, the Advisor made a $150,000 capital contribution to the Fund.

      (3) Pursuant to a written contract between the Advisor and the Trust, the Advisor waived $183,544, $221,244 and $149,369 of its fees during the fiscal years ended June 30, 2004, 2003 and 2002, respectively, in order to limit the Fund's operating expenses.

Pursuant to a written contract between the Advisor and the Trust, the Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations of the Funds as follows: Tax-Free Money Market Fund - 0.89% for Class A shares, 1.15% for Class S shares; Ohio Tax-Free Money Market Fund - 0.75% for Retail shares, 0.50% for Institutional shares; Florida Tax-Free Money Market Fund - 0.75%; Ohio Insured Tax-Free Fund - 0.75% for Class A shares and 1.50% for Class C shares. These expense limitations will remain in effect until at least June 30, 2005.

The Funds shall pay the expenses of their operation, including but not limited to (i) charges and expenses for accounting, pricing and appraisal services, (ii) the charges and expenses of auditors; (iii) the charges and expenses of the custodian, transfer and dividend disbursing agent and administrative agent appointed by the Trust with respect to the Funds; (iv) brokers' commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies, (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Independent Trustees of the Trust; and (x) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliate of the Advisor is paid by the Advisor.

By its terms, the Funds' investment advisory agreement will remain in force for an initial period of two years and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Advisor. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

In determining whether to approve the continuation of the investment advisory agreement for the Funds, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the investment advisory agreement is in the best interests of the Funds and their shareholders. The information provided to the Board included:
(1) industry data comparing advisory fees and expense ratios of comparable investment companies, (2) comparative performance information; (3) the Advisor's revenues and costs of providing services to the Funds; and (4) information about the Advisor's personnel. In approving the Funds' investment advisory agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds including the personnel providing services; (2) the Advisor's compensation and profitability; (3) comparison of fees with other advisers and performance; (4) economies of scale; and (5) the terms of the investment advisory agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by separate independent legal counsel throughout the process.

NATURE, EXTENT AND QUALITY OF ADVISOR SERVICES. The Board considered the level and depth of knowledge of the Advisor. The Board discussed the Advisor's effectiveness in monitoring the performance of the Sub-Advisor and its timeliness in responding to performance issues. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, conversations and reports during the preceding year. The Board took into account the Advisor's willingness to consider and implement organizational and operational changes designed to improve investment results. The Board also took into account the Advisor's compliance policies and procedures and its policies and procedures regarding the prevention of market timing and late trading. The Board also considered the Advisor's efforts in marketing the Funds and the Advisor's role in coordinating the activities of the Funds' other service providers. The Board also considered the Advisor's relationship with its affiliates and the resources available to them.

ADVISOR'S COMPENSATION AND PROFITABILITY. The Board also took into consideration the financial condition and profitability of the Advisor and its affiliates and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor's relationship with the Funds.

EXPENSES AND PERFORMANCE. The Board compared the advisory fees and total expense ratios for the Funds with various comparative data, including the industry median and average advisory fees and expense ratios in each Fund's respective investment category, and found the advisory fees paid by the Funds were reasonable and appropriate under the facts and circumstances. The Board considered the Funds' performance results during the six-month period, twelve-month period and twenty-four months ended September 30, 2004 and noted that the Board reviews on a quarterly basis detailed information about the Funds' performance results, portfolio composition and investment strategies. The Board also considered the effect of each Fund's growth and size on its performance and expenses. The Board further noted that the Advisor has consistently waived advisory fees and reimbursed expenses for certain of the Funds as necessary to reduce their operating expenses to targeted levels. In reviewing the expense ratios and performance of the Funds, the Board also took into account the nature, extent and quality of the services provided by the Advisor and its affiliates.

ECONOMIES OF SCALE. The Board considered the effective fees under the investment advisory agreement as a percentage of assets at different asset levels and possible economies of scale. The Board also considered the fact that, under the investment advisory agreement, the fees payable to the Advisor by the Funds are reduced by total fees paid to the Sub-Advisor.

CONCLUSION. In considering the renewal of the Funds' investment advisory agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling. The Board reached the following conclusions regarding the Funds' investment advisory agreement with the Advisor, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the investment advisory agreement; (b) the Advisor maintains an appropriate compliance program; (c) the performance of each Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (d) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Board determined that continuation of the investment advisory agreement for the Funds would be in the interests of each Fund and its shareholders.

THE SUB-ADVISOR. The Advisor has retained Fort Washington Investment Advisors, Inc. (the "Sub-Advisor") to serve as the discretionary portfolio manager of each Fund. The Sub-Advisor is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of the Sub-Advisor because of her positions with affiliates of the Sub-Advisor. Mr. Barrett may be deemed to be an affiliate of the Sub-Advisor because of his position as Chairman of the Sub-Advisor and his positions with affiliates of the Sub-Advisor.

The Sub-Advisor selects the portfolio securities for investment by the Funds, purchases and sells the Fund's securities and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Advisor. The Sub-Advisor receives a fee from the Advisor that is paid monthly at an annual rate as follows:

   Ohio Insured Tax-Free Fund          0.175% of assets from $100 million to
                                       $200 million; 0.15% of assets from $200
                                       million to $300 million; 0.125% of assets over $300 million

   Tax-Free Money Market Fund          0.15% of average daily net assets up to
   Ohio Tax-Free Money Market Fund $100 million; 0.125% of assets from $100 Florida Tax-Free Money Market Fund million to $200 million; 0.10% of assets from $200 million to $300 million; .075% of assets over $300 million

The services provided by the Sub-Advisor are paid for wholly by the Advisor. The compensation of any officer, director or employee of the Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor.

The employment of the Sub-Advisor will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The employment of the Sub-Advisor may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, by the Advisor, or by the Sub-Advisor. Each Sub-Advisory Agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

In approving the Funds' sub-advisory agreements, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds including the personnel providing services; (2) the Sub-Advisor's compensation; (3) a comparison of sub-advisory fees with other advisers and performance; and (4) the terms of the sub-advisory agreements. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by separate independent legal counsel throughout the process.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Board considered information provided by the Advisor regarding the services provided by the Sub-Advisor, including information presented periodically throughout the previous year. The Board noted the affiliation of the Sub-Advisor with the Advisor. The Board noted that, on a periodic basis, the Board meets with various portfolio managers of the Sub-Advisor to discuss their respective performance and investment process and strategies. The Board considered the Sub-Advisor's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also considered the Sub-Advisor's regulatory and compliance history. It noted that the Advisor's compliance monitoring processes include quarterly reviews of compliance reports and annual compliance visits to the Sub-Advisor and that compliance issues are reported to the Board.

SUB-ADVISORY FEES AND FUND PERFORMANCE. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a sub-advisory fee to the Sub-Advisor. Therefore, the Board considered the amount retained by the Advisor and the fee paid to the Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board compared the sub-advisory fees for the Funds with various comparative data, including the industry median and average sub-advisory fees in each Fund's respective investment category, and found that each Fund's sub-advisory fee was reasonable and appropriate under the facts and circumstances. Noting that the Sub-Advisor is an affiliate of the Advisor, the Board also took into consideration the financial condition of the Sub-Advisor with respect to its ability to provide the services required under the applicable sub-advisory agreement and any direct or indirect benefits derived by the Sub-Advisor from its relationship with the Advisor and each Fund.

As noted above, the Board considered each Fund's performance during the six-month period, twelve-month period and twenty-four months ended September 30, 2004 as compared to each Fund's respective peer group and noted that it reviews on a quarterly basis detailed information about the Funds' performance results, portfolio composition and investment strategies. It noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Sub-Advisor. The Board was mindful of the Advisor's focus on the Sub-Advisor's performance and its ways of addressing underperformance

CONCLUSION. In considering the renewal of each Fund's sub-advisory agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling. The Board reached the following conclusions regarding each sub-advisory agreement, among others: (a) the Sub-Advisor is qualified to manage the applicable Fund's assets in accordance with its investment objectives and policies; (b) the Sub-Advisor maintains an appropriate compliance program;
(c) the performance of each of the Funds is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices;
(d) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Sub-Advisor; and
(e) the Sub-Advisor's investment strategies are appropriate for pursuing the respective investment objectives of each Fund. Based on their conclusions, the Board determined that approval of the sub-advisory agreement for each Fund would be in the interests of the respective Fund and its shareholders.

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Shareholders of a Fund will be notified of any changes in its Sub-Advisor.

THE DISTRIBUTOR
---------------

Touchstone Securities, Inc. ("Touchstone"), 221 East Fourth Street, Cincinnati, Ohio 45202, is the principal distributor of the Trust and, as such, the exclusive agent for distribution of shares of the Funds. Touchstone is an affiliate of the Advisor by reason of common ownership. Touchstone is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. Touchstone currently allows concessions to dealers who sell shares of the Ohio Insured Tax-Free Fund. Touchstone receives that portion of the sales charge that is not reallowed to the dealers who sell shares of the Fund. Touchstone retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

Ms. McGruder may be deemed to be an affiliate of Touchstone because she is a Director of Touchstone and an officer of affiliates of Touchstone. Mr. Barrett may be deemed to be an affiliate of Touchstone because he is President and Chairman of Western-Southern Life Assurance Company and The Western and Southern Life Insurance Company, parent companies of Touchstone and an officer of other affiliates of Touchstone. Ms. McGruder and Mr. Barrett, by reason of such affiliations may directly or indirectly receive benefits from the underwriting fees paid to Touchstone.

For the fiscal year ended June 30, 2004, the aggregate underwriting and broker commissions on sales of the Ohio Insured Tax-Free Fund's shares were $19,496 of which Touchstone paid $16,294 to unaffiliated dealers in the selling network, earned $305 as a broker-dealer in the selling network and retained $2,897 in underwriting commissions. For the fiscal year ended June 30, 2003, the aggregate underwriting and broker commissions on sales of the Ohio Insured Tax-Free Fund's shares were $94,708 of which Touchstone paid $82,399 to unaffiliated broker-dealers in the selling network, earned $330 as a broker-dealer in the selling network and retained $11,979 in underwriting commissions. For the fiscal year ended June 30, 2002, the aggregate underwriting and broker commissions on sales of the Ohio Insured Tax-Free Fund's shares were $42,957 of which Touchstone paid $563 to unaffiliated dealers in the selling network, earned $40,830 as a broker-dealer in the selling network and retained $1,564 in underwriting commissions.

Touchstone retains the contingent deferred sales charge on redemptions of shares of the Ohio Insured Tax-Free Fund that are subject to a contingent deferred sales charge. For the fiscal years ended June 30, 2004, 2003 and 2002, Touchstone retained $640, $724 and $64, respectively, of contingent deferred sales charges on the redemption of Class C shares of the Ohio Insured Tax-Free Fund.

Touchstone may from time to time pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds and/or other funds in the Touchstone Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

The Funds may compensate dealers, including Touchstone and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS
------------------

CLASS A PLAN -- The Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares, including but not limited to, the printing of prospectuses, SAIs and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with Touchstone. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Florida Tax-Free Money Market Fund and .25% of the average daily net assets of Class A shares of the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Market Fund and the Tax-Free Money Market Fund. Unreimbursed expenses will not be carried over from year to year. For the fiscal year ended June 30, 2004, the aggregate distribution-related expenditures of the Ohio Insured Tax-Free Fund, the Tax-Free Money Market Fund, the Ohio Tax-Free Money Market Fund and the Florida Tax-Free Money Market Fund under the Class A Plan were $149,013, $46,754, $418,508 and $77,981, respectively. All distribution expenses incurred under the Class A Plan were payments to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.

CLASS C PLAN (Ohio Insured Tax-Free Fund) -- The Ohio Insured Tax-Free Fund has also adopted a plan of distribution (the "Class C Plan") with respect to its Class C shares. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to Touchstone of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, the Fund may pay up to an additional .75% per annum of the daily net assets of the Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by its clients, in addition to the .25% account maintenance fee described above. For the fiscal year ended June 30, 2004, the aggregate distribution-related expenditures of the Ohio Insured Tax-Free Fund under the Class C Plan were $74,990. All distribution expenses incurred under the Class C Plan were payments to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.

CLASS S PLAN (Tax-Free Money Market Fund) -- The Tax-Free Money Market Fund has adopted a plan of distribution (the "Class S Plan") with respect to its Class S shares. The Class S Plan provides for two categories of payments. First, the Class S Plan provides for the payment to Touchstone of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Fund's Class S shares, which may be paid to other dealers based on the average value of Class S shares owned by clients of such dealers. In addition, the Fund may pay up to an additional .75% per annum of the daily net assets of the Class S shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class S shares, costs of advertising and promotion and any other expenses related to the distribution of Class S shares. Unreimbursed expenditures will not be carried over from year to year. The Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class S shares owned by their clients, in addition to the .25% account maintenance fee described above. The Fund currently intends to limit the amount of distribution expenses to .60% per annum of the average daily net assets of Class S shares. For the fiscal year ended June 30, 2004, the aggregate distribution-related expenditures of the Tax-Free Money Market Fund under the Class S Plan were $89,145. All distribution expenses incurred under the Class S Plan were payments to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.

GENERAL INFORMATION -- Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by Touchstone after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution would be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of such Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

John F. Barrett and Jill T. McGruder, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------

Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisor and are subject to review by the Advisor and the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Sub-Advisor's primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer. Because the portfolio securities of the Funds are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Funds will consist primarily of dealer or underwriter spreads. No brokerage commissions have been paid by the Funds during the last three fiscal years.

The Sub-Advisor is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Sub-Advisor exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Sub-Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Sub-Advisor's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Sub-Advisor, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with the Funds.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Funds may affect securities transactions that are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

In certain instances there may be securities that are suitable for a Fund as well as for the Sub-Advisor's other clients. Investment decisions for a Fund and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better execution for the Fund.

CODE OF ETHICS
--------------

The Trust, the Advisor, the Sub-Advisor and Touchstone have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which permits Fund personnel to invest in securities for their own accounts and may permit personnel to invest in securities that may be purchased by a Fund. The Code of Ethics adopted by each of the Trust, the Advisor, the Sub-Advisor and Touchstone is on public file with, and is available from, the SEC.

PORTFOLIO TURNOVER
------------------

The Sub-Advisor intends to hold the portfolio securities of the Money Market Funds to maturity and to limit portfolio turnover to the extent possible. Nevertheless, changes in a Fund's portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the original investment decision, and usually without reference to the length of time a security has been held.

The Ohio Insured Tax-Free Fund does not intend to purchase securities for short term trading; however, a security may be sold in anticipation of a market decline, or purchased in anticipation of a market rise and later sold. Securities will be purchased and sold in response to the Sub-Advisor's evaluation of an issuer's ability to meet its debt obligations in the future. A security may be sold and another purchased when, in the opinion of the Sub-Advisor, a favorable yield spread exists between specific issues or different market sectors.

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. The Sub-Advisor anticipates that the portfolio turnover rate for each Fund normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one-year period.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

The share price, also called NAV, and the public offering price (NAV plus applicable sales charge) of the shares of the Funds is determined as of 4:00 p.m. eastern standard time, on each day the Trust is open for business. The Trust is open for business every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its NAV might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Pricing of Fund Shares" in the Prospectus.

Pursuant to Rule 2a-7 of the 1940 Act, the Money Market Funds value their portfolio securities on an amortized cost basis. The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value of a Money Market Fund is affected by any unrealized appreciation or depreciation of the portfolio. The Board of Trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the Money Market Funds.

Pursuant to Rule 2a-7, each Money Market Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only securities having remaining maturities of thirteen months or less and invests only in United States dollar-denominated securities determined to be of high quality and to present minimal credit risks. If a security ceases to be an eligible security, or if the Board of Trustees believes such security no longer presents minimal credit risks, the Fund will dispose of the security as soon as possible.

The maturity of a floating or variable rate instrument subject to a demand feature held by a Money Market Fund will be determined as follows, provided that the conditions set forth below are met. The maturity of a long-term floating rate instrument with a demand feature (or a participation interest in such a floating rate instrument) will be deemed to be the period of time remaining until the principal amount owed can be recovered through demand. The maturity of a short-term floating rate instrument with a demand feature (or a participation interest in such a floating rate instrument) will be one day. The maturity of a long-term variable rate instrument with a demand feature (or a participation interest in such a variable rate instrument) will be deemed to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount owed can be recovered through demand. The maturity of a short-term variable rate instrument with a demand feature (or a participation interest in such a variable rate instrument) will be deemed to be the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount owed can be recovered through demand.

The demand feature of each such instrument must entitle a Fund to receive the principal amount of the instrument plus accrued interest, if any, at the time of exercise and must be exercisable either (1) at any time upon no more than thirty days' notice or (2) at specified intervals not exceeding thirteen months and upon no more than thirty days' notice. Furthermore, the maturity of any such instrument may only be determined as set forth above as long as the instrument continues to receive a short-term rating in one of the two highest categories from any two NRSROs (or from any one NRSRO if the security is rated by only that NRSRO) or, if not rated, is determined to be of comparable quality by the Sub-Advisor, under the direction of the Board of Trustees. However, an instrument having a demand feature other than an "unconditional" demand feature must have both a short-term and a long-term rating in one of the two highest categories from any two NRSROs (or from any one NRSRO if the security is rated by only that NRSRO) or, if not rated, to have been determined to be of comparable quality by the Sub-Advisor, under the direction of the Board of Trustees. An "unconditional" demand feature is one that by its terms would be readily exercisable in the event of a default on the underlying instrument.

The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Money Market Funds as computed for the purpose of sales and redemptions at $1 per share. The procedures include review of each Fund's portfolio holdings by the Board of Trustees to determine whether a Fund's NAV calculated by using available market quotations deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities; withholding dividends; redemptions of shares in kind; or establishing a NAV per share by using available market quotations. The Board of Trustees has also established procedures designed to ensure that each Fund complies with the quality requirements of Rule 2a-7.

While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of a Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

Tax-exempt portfolio securities are valued for the Ohio Insured Tax-Free Fund by an outside independent pricing service approved by the Board of Trustees. The service generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the portfolio securities. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that valuations supplied by the pricing service are more likely to approximate the fair value of the tax-exempt securities.

If, in the Sub-Advisor's opinion, the valuation provided by the pricing service ignores certain market conditions affecting the value of a security, or when prices are not readily available from a pricing service, the Sub-Advisor will use (consistent with procedures approved by the Board of Trustees) such other valuation as it considers to represent fair value. Valuations, market quotations and market equivalents provided to the Ohio Insured Tax-Free Fund by pricing services will only be used when such use and the methods employed have been approved by the Board of Trustees. Valuations provided by pricing services or the Sub-Advisor may be determined without exclusive reliance on matrixes and may take into consideration appropriate factors such as bid prices, quoted prices, institution-size trading in similar groups of securities, yield, quality, coupon rates, maturity, type of issue, trading characteristics and other market data.

Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put attached to an obligation, it is expected that such puts will be determined to have a value of zero, regardless of whether any direct or indirect consideration was paid.

The Board of Trustees has adopted a policy for the Ohio Insured Tax-Free Fund, which may be changed without shareholder approval, that the maturity of fixed rate or floating and variable rate instruments with demand features will be determined as follows. The maturity of each such fixed rate or floating rate instrument will be deemed to be the period of time remaining until the principal amount owed can be recovered through demand. The maturity of each such variable rate instrument will be deemed to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount owed can be recovered through demand.

Taxable securities, if any, held by the Ohio Insured Tax-Free Fund for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees.

CHOOSING A SHARE CLASS
----------------------

OHIO INSURED TAX-FREE FUND

The Ohio Insured Tax-Free Fund offers two classes of shares: Class A and Class C shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales charges and distribution expense amounts. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular sales load structure as compensation for their services. If you qualify for reduced sales charges or, in the case of purchases of $1 million or more, no initial sales charge, you may find Class A shares attractive. Moreover, Class A shares are subject to lower ongoing expenses than Class C shares over the term of the investment. As an alternative, Class C shares are sold without an initial sales charge so more of the purchase price is immediately invested in the Fund, but are subject to a 1% contingent deferred sales charge ("CDSC") if they are redeemed within one year of their purchase. Any investment return on these investments may be partially or wholly offset by the higher annual expenses. However, because the Fund's future returns cannot be predicted, there can be no assurance that this would be the case.

When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class. Touchstone works with many financial advisors throughout the country that may provide assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success. Touchstone believes that these value-added services can benefit you through market cycles.

The chart below compares the sales charges and 12b-1 fees applicable to each class of shares:

CLASS      SALES CHARGE                                                          12B-1 FEE
----------------------------------------------------------------------------------------------------
A          Maximum 4.75% initial sales charge reduced for purchases                0.25%
           of $50,000 and over; shares sold without an initial sales charge may be subject to a 1.00% CDSC during 1st year if a commission was paid to a dealer

C          1.00% CDSC during 1st year                                             1.00%
---------------------------------------------------------------------------------------------------

If you are investing $1 million or more, it is generally more beneficial for you to buy Class A shares because there is no front-end sales charge and the annual expenses are lower.

CLASS A SHARES. Class A shares of the Ohio Insured Tax-Free Fund are sold at NAV plus an initial sales charge as shown in the table below. In some cases, the initial sales charges for purchase of Class A shares may be waived or reduced as described in the Prospectus. Class A shares are also subject to an annual 12b-1 distribution fee of up to .25% of the Fund's average daily net assets allocable to Class A shares.

                                    Percentage        Which         Dealer
                                    of Offering     Equals this    Reallowance
                                  Price Deducted    Percentage    as Percentage
                                    for Sales       of Your Net    of Offering
Amount of Investment                 Charge         Investment        Price
--------------------                 ------         ----------        ------
Less than $50,000                     4.75%           4.99%            4.00%
$50,000 but less than $100,000        4.50%           4.71%            3.75%
$100,000 but less than $250,000       3.50%           3.63%            2.75%
$250,000 but less than $500,000       2.95%           3.04%            2.25%
$500,000 but less than $1,000,000     2.25%           2.30%            1.75%
$1,000,000 or more                    None            None


For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers may receive compensation of up to 1.00% of such purchases from Touchstone according to the following schedule:

Amount of Investment                       Dealer Fee
--------------------                       -----------
$1 million but less than $3 million          1.00%
$3 million but less than $5 million          0.75%
$5 million but less than $25 million         0.50%
$25 million or more                          0.25%

Touchstone does not have an annual reset for these fees. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds. If a commission was paid to a participating unaffiliated dealer and the Class A shares are redeemed within a year of their purchase, a CDSC of 1.00% will be charged on the redemption. Dealers should contact Touchstone for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone Funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone Fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from the Ohio Insured Tax-Free Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "CDSC on Certain Redemptions of Class A Shares" below.

CLASS C SHARES. Class C shares of the Ohio Insured Tax-Free Fund are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the average daily net assets allocable to Class C shares of the Ohio Insured Tax-Free Fund. Touchstone intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

ADDITIONAL INFORMATION ON THE CDSC

The CDSC is waived under the following circumstances:

o Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. Touchstone may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

o Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under IRC Section 401(a)(9)), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

o     Redemptions that are mandatory withdrawals from an IRA account after age
      70-1/2.

CDSC ON CERTAIN REDEMPTIONS OF CLASS A SHARES. A CDSC is imposed on certain redemptions of Class A shares of the Ohio Insured Tax-Free Fund (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by Touchstone and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to Touchstone and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of
(1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Fund held for at least one year will not be subject to the CDSC.

GENERAL. All sales charges imposed on redemptions are paid to Touchstone. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

EXAMPLE. The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

TAX-FREE MONEY MARKET FUND

The Tax-Free Money Market Fund offers two classes of shares: Class A and Class S shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution expense amounts. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular distribution fee structure as compensation for their services. Class A shares are subject to lower ongoing expenses than Class S shares over the term of the investment. Class S shares are only sold through financial advisors and are used as a sweep vehicle to manage excess cash held in accounts. When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class. Class A shares are subject to an annual 12b-1 distribution fee of up to .25% of the Fund's average daily net assets allocable to Class A shares. Class S shares are subject to an annual 12b-1 distribution fee of up to 0.60% of the Fund's average daily net assets allocable to Class S shares.

OHIO TAX-FREE MONEY MARKET FUND

The Ohio Tax-Free Money Market Fund offers two classes of shares, Retail (Class
A) and Institutional shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. Retail shares are subject to 12b-1 fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional shareholders. Institutional shares have no 12b-1 fees.

OTHER PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
---------------------------------------------------

WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1. Any director, officer or other employee (and their immediate family members) of The Western and Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.

2. Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with Touchstone.

WAIVER OF CLASS A SALES CHARGE FOR WESTERN-SOUTHERN AFFILIATES. In addition to the purchasers described in the prospectus who may waive the sales charge on purchases of Class A shares in the Ohio Insured Tax-Free Fund, there is no front-end sales charge on purchases by any director, officer or other employee (and their immediate family members*) of The Western and Southern Financial Group or any of its affiliates, or any portfolio advisor or service provider to the Trust.

*Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

Exemptions must be qualified in advance by Touchstone. At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

EXCESSIVE TRADING POLICIES. Exchanges may be subject to certain limitations and are subject to the Touchstone Funds' policies concerning excessive trading practices, which are policies designed to protect Funds and their shareholders from the harmful effect of frequent exchanges.

The Touchstone Funds may restrict or refuse purchases or exchanges by market timers and may restrict or refuse purchases or exchanges by a shareholder who fails to comply with the restrictions set forth below. You may be considered a market timer if you have (i) requested an exchange or redemption out of any of the Touchstone Funds within two weeks of an earlier purchase or exchange request out of any Fund, or (ii) made more than two exchanges within a rolling 90 day period.

Upon the Fund's restriction or refusal of a purchase or exchange as a result of excessive exchanging or market timing, written notification of the Fund's policies on these issues will be sent to the shareholder's agent and/or to the broker-dealer firm of record for any account deemed to be market timing by the Fund. If an account has no such agent or broker-dealer, written notification will be sent directly to the shareholder.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of each Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

UNCASHED DISTRIBUTION CHECKS. If you have chosen to receive your distributions in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 90 days, your dividends may be reinvested in your account at the then current NAV and any future distributions will automatically be reinvested. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
-----

The Prospectuses describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal and state taxes.

Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited with respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

Each Fund intends to invest in sufficient obligations so that it will qualify to pay, for federal income tax purposes, "exempt-interest dividends" (as defined in the Internal Revenue Code) to shareholders. A Fund's dividends payable from net tax-exempt interest earned from tax-exempt obligations will qualify as exempt-interest dividends for federal income tax purposes if, at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of tax-exempt obligations. The percentage of income that is exempt from federal income taxes is applied uniformly to all distributions made during each calendar year. This percentage may differ from the actual tax-exempt percentage during any particular month.

Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax. The Funds may invest in such "specified private activity bonds" subject to the requirement that each Fund invest its assets so that at least 80% of its annual income will be exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Funds may be a tax preference for corporate investors.

Each Fund intends to invest primarily in obligations with interest income exempt from federal income taxes. To the extent possible, the Ohio Insured Tax-Free Fund and the Ohio Tax-Free Money Market Fund intend to invest primarily in obligations the income from which is exempt from Ohio personal income tax and the Florida Tax-Free Money Market Fund intends to invest primarily in obligations the value of that is exempt from the Florida intangible personal property tax. Distributions from net investment income and net realized capital gains, including exempt-interest dividends, may be subject to state taxes in other states.

Under the Internal Revenue Code, interest on indebtedness incurred or continued to purchase or carry shares of investment companies paying exempt-interest dividends, such as the Funds, will not be deductible by the investor for federal income tax purposes. Shareholders receiving Social Security benefits may be subject to federal income tax (and perhaps state personal income tax) on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Funds). Shareholders should consult their tax advisors as to the application of these provisions.

All or a portion of the sales charge incurred in purchasing Class A shares of the Ohio Insured Tax-Free Fund will not be included in the federal tax basis of any of such shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if the sales proceeds are reinvested in any other Touchstone Fund and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated because the sales proceeds were reinvested in a Touchstone Fund. The portion of the sales charge so excluded from the tax basis of the shares sold will equal the amount by which the sales charge that would otherwise be applicable upon the reinvestment is reduced. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of June 30, 2004, the Florida Tax-Free Money Market Fund had capital loss carryforwards of $108 for federal income tax purposes, which expire June 30, 2010.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one-year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

Yield quotations on investments in the Money Market Funds are provided on both a current and an effective (compounded) basis. Current yields are calculated by determining the net change in the value of a hypothetical account for a seven calendar day period (base period) with a beginning balance of one share, dividing by the value of the account at the beginning of the base period to obtain the base period return, multiplying the result by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. Effective yields reflect daily compounding and are calculated as follows: Effective yield = (base period return + 1)365/7 - 1. For purposes of these calculations, no effect is given to realized or unrealized gains or losses (the Money Market Funds do not normally recognize unrealized gains and losses under the amortized cost valuation method). The Tax-Free Money Market Fund's current and effective yields for the seven days ended June 30, 2004 were 0.52% and 0.52%, respectively for Class A shares and 0.26% and 0.26%, respectively, for Class S shares. The Ohio Tax-Free Money Market Fund's current and effective yields for the seven days ended June 30, 2004 were 0.44% and 0.44%, respectively, for Retail shares and 0.69% and 0.69%, respectively, for Institutional shares. The Florida Tax-Free Money Market Fund's current and effective yields for the seven days ended June 30, 2004 were 0.38% and 0.38%, respectively.

The Money Market Funds may also quote a tax-equivalent current or effective yield, computed by dividing that portion of a Fund's current or effective yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. Based on the highest marginal federal income tax rate for individuals (35%), the Tax-Free Money Market Fund's tax-equivalent current and effective yields for the seven days ended June 30, 2004 were 0.80% and 0.81%, respectively, for Class A shares and 0.41% and 0.41%, respectively, for Class S shares. Based on the highest combined marginal federal and Ohio income tax rate for individuals, the Ohio Tax-Free Money Market Fund's tax-equivalent current and effective yields for the seven days ended June 30, 2004 were 0.73% and 0.74%, respectively, for Retail shares and 1.15% and 1.15%, respectively, for Institutional shares. Based on the highest marginal federal income tax rate for individuals (35%), the Florida Tax-Free Money Market Fund's tax-equivalent current and effective yields for the seven days ended June 30, 2004 were 0.59% and 0.59%, respectively.

From time to time, the Ohio Insured Tax-Free Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    n
                           P (1 + T)  = ERV
Where:
P =                   a hypothetical initial payment of $1,000
T =                   average annual total return
n =                   number of years
ERV =                 ending redeemable value of a hypothetical $1,000 payment
                      made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The calculation also assumes the deduction of the current maximum sales charge from the initial $1,000 payment.

THE AVERAGE ANNUAL TOTAL RETURNS OF THE OHIO INSURED TAX-FREE FUND FOR THE PERIODS ENDED JUNE 30, 2004 ARE AS FOLLOWS:

OHIO INSURED TAX-FREE FUND (CLASS A)*
1 year                                                                   -4.73%
5 years                                                                   3.95%
10 years                                                                  4.86%

OHIO INSURED TAX-FREE FUND (CLASS C)
1 year                                                                   -1.03%
5 years                                                                   4.21%
10 years                                                                  4.68%

* Average annual total returns would have been lower without the capital contribution made by the Advisor during the 6-30-04 fiscal year.

The Ohio Insured Tax-Free Fund may advertise average annual total return after taxes on distributions. Average annual total return after taxes on distributions will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending value, according to the following formula:

                           n
                     P(1+T) =ATV
                                D

Where:
         P        =  a hypothetical initial payment of $1,000.
         T        =  average annual total return (after taxes on distributions).
         n        =  number of years.
         ATV      =  ending value of a hypothetical $1,000 payment made
            D        at the beginning of the 1-, 5-, or 10-year periods at
                     the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The calculation of average annual total return after taxes on distributions assumes the reinvestment of all dividends and distributions, less the taxes due on such distributions. The calculation also assumes the deduction of the current maximum sales charge from the initial $1,000 payment.

THE AVERAGE ANNUAL TOTAL RETURNS AFTER TAXES ON DISTRIBUTIONS OF THE OHIO INSURED TAX-FREE FUND FOR THE PERIODS ENDED JUNE 30, 2004 ARE AS FOLLOWS:

OHIO INSURED TAX-FREE FUND (CLASS A)*
1 year                                                                  -5.02%
5 years                                                                  3.85%
10 years                                                                 4.72%

OHIO INSURED TAX-FREE FUND (CLASS C)
1 year                                                                  -1.33%
5 years                                                                  4.11%
10 years                                                                 4.54%

* Average annual total returns after taxes on distributions would have been lower without the capital contribution made by the Advisor during the 6-30-04 fiscal year.

The Ohio Insured Tax-Free Fund may advertise average annual total return after taxes on distributions and redemption. Average annual total return after taxes on distributions and redemption will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending value, according to the following formula:

                        n
                  P(1+T) =ATV
                             DR

Where:
         P        =  a hypothetical initial payment of $1,000.
         T        =  average annual total return (after taxes on distributions and redemption).
         n        =  number of years.
         ATV      =  ending value of a hypothetical $1,000 payment made at the
            DR       beginning of the 1-, 5-, or 10-year periods at the end of
                     the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The calculation of average annual total return after taxes on distributions and redemption assumes the reinvestment of all dividends and distributions, less the taxes due on such distributions. The calculation also assumes the deduction of the current maximum sales charge from the initial $1,000 payment.

THE AVERAGE ANNUAL TOTAL RETURNS AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION OF THE OHIO INSURED TAX-FREE FUND FOR THE PERIODS ENDED JUNE 30, 2004 ARE AS
FOLLOWS:

OHIO INSURED TAX-FREE FUND (CLASS A)*
1 year                                                               -1.47%
5 years                                                               4.00%
10 years                                                              4.79%

OHIO INSURED TAX-FREE FUND (CLASS C)
1 year                                                                0.75%
5 years                                                               4.14%
10 years                                                              4.56%

* Average annual total returns after taxes on distributions and redemption would have been lower without the capital contribution made by the Advisor during the 6-30-04 fiscal year.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

The Ohio Insured Tax-Free Fund may also advertise total return (a "nonstandardized quotation") that is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable front-end sales charge or CDSC that, if included, would reduce total return. The total returns of the Ohio Insured Tax-Free Fund as calculated in this manner for each of the last ten fiscal years are as follows:

OHIO INSURED TAX-FREE FUND
--------------------- ----------------------- ----------------------
Period Ended                 Class A*                Class C
--------------------- ----------------------- ----------------------
6-30-95                       7.78%                   7.42%
--------------------- ----------------------- ----------------------
6-30-96                       5.02%                   4.43%
--------------------- ----------------------- ----------------------
6-30-97                       7.37%                   6.68%
--------------------- ----------------------- ----------------------
6-30-98                       7.03%                   6.25%
--------------------- ----------------------- ----------------------
6-30-99                       1.80%                   1.07%
--------------------- ----------------------- ----------------------
6-30-00                       2.63%                   1.79%
--------------------- ----------------------- ----------------------
6-30-01                       8.88%                   8.15%
--------------------- ----------------------- ----------------------
6-30-02                       5.15%                   4.54%
--------------------- ----------------------- ----------------------
6-30-03                       8.43%                   7.89%
--------------------- ----------------------- ----------------------
6-30-04                       0.04%                  -1.03%
--------------------- ----------------------- ----------------------

* Nonstandardized total returns would have been lower without the capital contribution made by the Advisor during the 6-30-04 fiscal year.

A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable front-end sales charge or CDSC or over periods other than those specified for average annual total return.

THE AVERAGE ANNUAL COMPOUNDED RATES OF RETURN FOR CLASS A SHARES OF THE OHIO INSURED TAX-FREE FUND (EXCLUDING SALES CHARGES) FOR THE PERIODS ENDED JUNE 30, 2004 ARE AS FOLLOWS:

OHIO INSURED TAX-FREE FUND (CLASS A)*
1 year                                                                 0.04%
3 years                                                                4.48%
5 years                                                                4.97%
10 years                                                               5.37%

* Average annual compounded rates of return would have been lower without the capital contribution made by the Advisor during the 6-30-04 fiscal year.

A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

From time to time, the Ohio Insured Tax-Free Fund may advertise its yield and tax-equivalent yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                         6
                  Yield = 2[(a-b)/cd + 1)  - 1]

Where:
a       =    dividends and interest earned during the period
b       =    expenses accrued for the period (net of reimbursements)
c       =    the average daily number of shares outstanding during the period that were entitled to receive dividends
d       =    the maximum offering price per share on the last day of the period

Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of Class A and Class C shares of the Ohio Insured Tax-Free Fund for June 2004 were 3.30% and 2.72%, respectively. Tax-equivalent yield is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. Based on the highest combined marginal federal and Ohio income tax rate for individuals, the tax-equivalent yields of Class A and Class C shares of the Ohio Insured Tax-Free Fund for June 2004 were 5.73% and 4.73%, respectively.

The performance quotations described above are based on historical earnings and are not intended to indicate future performance. Yield quotations are computed separately for Retail and Institutional shares of the Ohio Tax-Free Money Market Fund. The yield of Institutional shares is expected to be higher than the yield of Retail shares due to the distribution fees imposed on Retail shares. Yield quotations are computed separately for Class A and Class S shares of the Tax-Free Money Market Fund. The yield of Class A shares is expected to be higher than the yield of Class S shares due to the higher distribution fees imposed on Class S shares. Average annual total return and yield are computed separately for Class A and Class C shares of the Ohio Insured Tax-Free Fund. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

iMoneyNet Inc.'s Money Fund Report provides a comparative analysis of performance for various categories of money market funds. The Tax-Free Money Market Fund may compare performance rankings with money market funds appearing in the Tax-Free Stockbroker & General Purpose Funds category. The Ohio Tax-Free Money Market Fund and the Florida Tax-Free Money Market Fund may compare performance rankings with money market funds appearing in the Tax-Free State Specific Stockbroker & General Purpose Funds categories.

Lipper Fixed Income Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges. The Tax-Free Money Market Fund may provide comparative performance information appearing in the Tax-Exempt Money Market Funds category, the Ohio Tax-Free Money Market Fund may provide comparative performance information appearing in the Ohio Tax-Exempt Money Market Funds category and the Florida Tax-Free Money Market Fund may provide comparative performance information appearing in the Other States Tax-Exempt Money Market Funds category. The Ohio Insured Tax-Free Fund may provide comparative performance information appearing in the Ohio Municipal Debt Funds category.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

As of June 22, 2005, the following shareholders owned of record or beneficially over 5% of the outstanding shares of a Fund (or class). Shares that are held beneficially are indicated by an asterisk.

------------------------------------- ------------------------------------ -----------------
FUND                                  SHAREHOLDER                             % OF FUND
                                                                              (OR CLASS)
------------------------------------- ------------------------------------ -----------------
Tax-Free Money Market Fund -          Edward A. Striker*                        17.09%
Class A                               Carol A. Striker
                                      9711 Bennington  Drive
                                      Cincinnati, OH 45241
------------------------------------- ------------------------------------ -----------------
Tax-Free Money Market Fund-           National Financial Services LLC             100%
Class S                               For Its Customers Accounts
                                      200 Liberty Street
                                      1 World Financial Center
                                      New York, NY  10281
------------------------------------- ------------------------------------ -----------------
Ohio Insured Tax-Free Fund  -         Merrill Lynch, Pierce, Fenner &           9.33%
Class A                               Smith Incorporated
                                      For the Sole Benefit of its
                                      Customers
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL  32246
------------------------------------- ------------------------------------ -----------------
Ohio Insured Tax-Free Fund -          Merrill Lynch, Pierce, Fenner &           10.77%
Class C                               Smith Incorporated
                                      For the Sole Benefit of its
                                      Customers
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL  32246
------------------------------------- ------------------------------------ -----------------
Ohio Insured Tax-Free Fund - Class C  National Financial Services LLC            6.36%
                                      FBO A Customer
                                      P.O. Box 291 Ledbetter, KY 42058
------------------------------------- ------------------------------------ -----------------
Ohio Tax-Free Money Market Fund -     National Financial Services LLC           23.09%
Retail Shares                         200 Liberty Street
                                      1 World Financial Center
                                      New York, NY  10281
------------------------------------- ------------------------------------ -----------------
Ohio Tax-Free Money Market Fund -     Cortland Financial Services               19.70%
Retail Shares                         For the Benefit of its Customers
                                      600 Fifth Avenue
                                      New York, NY  10020
------------------------------------- ------------------------------------ -----------------
Ohio Tax-Free Money Market Fund -     John J. Chester*                           6.36%
Retail Shares                         65 E. State Street, Suite 1000
                                      Columbus, OH 43215
------------------------------------- ------------------------------------ -----------------
Ohio Tax-Free Money Market Fund -     Fifth Third Bank Trust                    97.02%
Institutional Shares                  38 Fountain Square Plaza
                                      Cincinnati, OH 45202
------------------------------------- ------------------------------------ -----------------
Florida Tax-Free Money Market Fund    Fifth Third Bank Trust                    80.66%
                                      38 Fountain Square Plaza
                                      Cincinnati, OH 45263
------------------------------------- ------------------------------------ -----------------
Florida Tax-Free Money Market Fund    Milton R. Psaty Trustee*                   5.22%
                                      The Milton Psaty Revocable Living
                                      Trust
                                      3170 S. Ocean Boulevard
                                      Palm Beach, FL 33480
------------------------------------- ------------------------------------ -----------------
Florida Tax-Free Money Market Fund    Kate Nucci*                                6.38%
                                      Robert C. Nucci
                                      602 Guisando De Avila
                                      Tampa, FL 33613
------------------------------------- ------------------------------------ -----------------

*      Indicates that shares are held beneficially.

As of June 22, 2005, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class).

CUSTODIAN
---------

The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as the Trust's Custodian. The Fifth Third Bank acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

The firm of Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio, has been selected as the independent accountants for the Trust for the fiscal year ending June 30, 2005. Ernst & Young performs an annual audit of the Trust's financial statements and advises the Trust on certain accounting matters.

TRANSFER, ACCOUNTING AND ADMINISTRATIVE AGENT
---------------------------------------------

TRANSFER AGENT. The Trust's transfer agent, Integrated Fund Services, Inc. ("Integrated"), 221 East Fourth Street, Cincinnati, Ohio 45202, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, Integrated receives a monthly per account fee from each Fund, plus out of-pocket expenses. Integrated is an affiliate of the Advisor, the Sub-Advisor and Touchstone by reason of common ownership.

The Funds may also pay a fee to certain servicing organizations, such as broker-dealers and financial institutions, who provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

ACCOUNTING AGENT. Integrated also provides accounting services to the Trust. For calculating daily NAV per share and maintaining such books and records as are necessary to enable Integrated to perform its duties, each Fund pays Integrated a monthly fee based on the asset size of the Fund, plus out of-pocket expenses. The Funds also pay the costs of outside pricing services. Set forth below are the accounting service fees paid by the Funds during the fiscal years ended June 30, 2004, 2003 and 2002.

                                          2004         2003          2002
                                          ----         ----          ----
Tax-Free Money Market Fund               $31,500       $30,625      $30,000
Ohio Insured Tax-Free Fund               $44,375       $52,500      $60,000
Ohio Tax-Free Money Market Fund          $61,500       $67,316      $73,494
Florida Tax-Free Money Market Fund       $24,000       $27,000      $30,000

ADMINISTRATIVE AGENT. Integrated also provides administrative services to the Trust. In this capacity, Integrated supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Integrated supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. Effective November 1, 2002, each Fund pays Integrated a monthly administrative service fee based on its average daily net assets, plus out of-pocket expenses. Set forth below are the administrative fees paid by the Funds during the stated periods:

                                             6-30-03 -           11-1-02 -
                                             6-30-04             6-30-03
                                             -------             -------
Tax-Free Money Market Fund                  $  18,462           $  12,892
Ohio Insured Tax-Free Fund                  $  36,972           $  23,559
Ohio Tax-Free Money Market Fund             $ 188,035           $ 128,218
Florida Tax-Free Money Market Fund          $  17,156           $   9,254

COMPLIANCE SERVICE FEES. Integrated provides compliance program development, implementation and administration services to the Trust pursuant to a Compliance Services Agreement entered into on October 5, 2004. For providing compliance services to the Trust, the Funds pay a one-time compliance program development and implementation fee plus an annual compliance administration fee. The Funds also pay other costs and expenses incurred in connection with the services provided under the Compliance Services Agreement.

FINANCIAL STATEMENTS
--------------------

The Funds' financial statements as of June 30, 2004 appear in the Trust's Annual Report, which is incorporated by reference herein. The Trust's annual financial statements were audited by Ernst & Young LLP. The Funds' financial statements as of December 31, 2004 appear in the Trust's Semiannual Report, which is incorporated by reference herein. The Trust's semiannual financial statements are unaudited.

APPENDIX
---------

                     BOND, NOTE AND COMMERCIAL PAPER RATINGS

Listed below are descriptions of the ratings of Moody's, S&P, Fitch and Dominion, which represent their opinions of the quality of the securities they rate. These ratings are relative and subjective and are not absolute standards of quality.

MOODY'S RATINGS

1. TAX-EXEMPT BONDS. The four highest ratings of Moody's for tax-exempt bonds are Aaa, Aa, A and Baa. Bonds rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's says that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long term risks appear somewhat larger than Aaa bonds. Moody's describes bonds rated A as possessing many favorable investment attributes and as upper medium grade obligations. Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds that are rated by Moody's in the fourth highest rating (Baa) are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Those obligations in the A and Baa group that Moody's believes possess the strongest investment attributes are designated by the symbol A 1 and Baa 1.

2. TAX-EXEMPT NOTES. Moody's highest rating for tax-exempt notes is MIG-1. Moody's says that notes rated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the MIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1 group. Notes bearing the designation MIG-3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

3. TAX-EXEMPT COMMERCIAL PAPER. The rating Prime-1 is the highest tax-exempt commercial paper rating assigned by Moody's. Issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or long term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term obligations.

S&P RATINGS

1. TAX-EXEMPT BONDS. The four highest ratings of S&P for tax-exempt bonds are AAA, AA, A and BBB. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. Bonds which are rated by S&P in the fourth highest rating (BBB) are regarded as having an adequate capacity to pay interest and repay principal and are considered "investment grade." Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in higher rated categories. The ratings for tax-exempt bonds may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

2. TAX-EXEMPT NOTES. Tax-exempt note ratings are generally given by S&P to notes that mature in three years or less. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a plus designation. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

3. TAX-EXEMPT COMMERCIAL PAPER. The ratings A-1+ and A-1 are the highest tax-exempt commercial paper ratings assigned by S&P. These designations indicate the degree of safety regarding timely payment is either overwhelming (A-1+) or very strong (A- 1). Capacity for timely payment on issues rated A-2 is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

FITCH RATINGS

1. TAX-EXEMPT BONDS. The four highest ratings of Fitch for tax-exempt bonds are AAA, AA, A and BBB. Bonds rated AAA are regarded by Fitch as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are regarded by Fitch as high quality obligations. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated bonds, and more subject to possible change over the term of the issue. Bonds rated A are regarded by Fitch as being of good quality. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are regarded by Fitch as being of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings. Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign.

2. TAX-EXEMPT NOTES. The ratings F-1+, F-1 and F-2 are the highest ratings assigned by Fitch for tax-exempt notes. Notes assigned the F-1+ rating are regarded by Fitch as having the strongest degree of assurance for timely payment. Notes assigned the F-1 rating reflect an assurance for timely payment only slightly less than the strongest issues. Notes assigned the F-2 rating have a degree of assurance for timely payment with a lesser margin of safety than higher-rated notes.

3. TAX-EXEMPT COMMERCIAL PAPER. Commercial paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. Issues assigned the Fitch-2 rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

DOMINION RATINGS

1. TAX-EXEMPT BONDS. The four highest ratings of Dominion for tax-exempt bonds are AAA, AA, A and BBB. Bonds rated AAA are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies. Bonds rated BBB are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present, which reduce the strength of the entity and its rated securities.

2. TAX-EXEMPT NOTES AND COMMERCIAL PAPER. The ratings R-1 (high), R-1 (middle) and R-1 (low) are the highest ratings assigned by Dominion for tax-exempt notes and commercial paper. Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity that possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits to only a small degree. Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable.